UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 August 25, 2006
                       -----------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                           Access National Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Virginia                      000-49929                     82-0545425
------------------               --------------             --------------------
 (State or other                  (Commission                   (IRS Employer
   jurisdiction                   File Number)               Identification No.)
 of incorporation)


           1800 Robert Fulton Drive, Suite 300, Reston, Virginia 20191
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (703) 871-2100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      n/a
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 25, 2006, Access National Corporation (the "Company") issued a press release regarding the exercise and closing of the overallotment option granted in conjunction with the Company's recently completed public stock offering. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a)  - Not applicable.

(b)  - Not applicable.

(c)  - Not applicable.

(d)  Exhibits.

     Exhibit 99.1 Press Release, dated August 25, 2006, regarding the exercise and closing of the overallotment option.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ACCESS NATIONAL CORPORATION
                                                     (Registrant)

Date: August 25, 2006                 By:    /s/ Michael W. Clarke
                                         ---------------------------------------

                                      Name:  Michael W. Clarke
                                      Title: President & Chief Executive Officer